UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
         OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.        )
                                                              --------
                           Check the appropriate box:

[  ]  Preliminary  Information  Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)
(2))
[X ]  Definitive  Information  Statement


                             B2DIGITAL, INCORPORATED
                             -----------------------
                (Name of Registrant As Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[x ]  No  fee  required

[  ]  Fee  computed  on  table  below  per  Exchange Act Rules 14c-5(g) and 0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[  ]  Fee  paid  previously  with  preliminary  materials.

Check  box  if  any  part  of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:


                       SCHEDULE 14C INFORMATION STATEMENT

                                 B2Digital, Inc.
                          9171 Wilshire Blvd., Suite B
                             Beverly Hills, CA 90210
                            Telephone: (310) 281-2571

                                 With a copy to:

                              April E. Frisby, Esq.
                                 Weed & Co. LLP
                         4695 MacArthur Ct., Suite 1430
                             Newport Beach, CA 92660
                            Telephone: (949) 475-9086


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                December 7, 2004

Notice of Written Consent in lieu of Special Meeting to be effective December 7, 2004.

To  Shareholders  of  B2Digital,  Inc.

B2Digital, Inc., a Delaware corporation, notifies its shareholders of record that shareholders holding a majority of the voting power have taken the following actions by written consent in lieu of a special meeting of shareholders, to be effective on or about December 27, 2004:

1. Amend the Certificate of Incorporation in order to increase the amount of authorized common stock to 900,000,000 shares, $.001 par value, from 500,000,000 shares, $.001 par value.
2. Amend the Certificate of Incorporation to authorize 50,000,000 shares of preferred stock, $.001 par value.

These actions will not be effective until a date which is at least twenty (20) days after B2Digital files the Definitive Information Statement. You have the right to receive this notice if you were a shareholder of record at the close of business on October 15, 2004 (the "Record Date"). This Statement is first being mailed to shareholders on December 7, 2004.

                                  /s/Robert Russell
                                  ------------------
                                  Robert Russell
                                  Chief Executive Officer
Beverly  Hills,  CA
December  7,  2004

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of B2Digital, Inc., a Delaware corporation.

The Board of Directors has recommended and persons owning the majority of the voting power of B2Digital have adopted resolutions to effect the above-listed actions.

B2Digital will pay the cost of preparing and sending out this information statement. It will be sent to shareholders via regular mail along with a copy of B2Digital's report on Form 10-KSB for the year ended March 31, 2004 and quarter ended September 30, 2004.

Dissenter's  Rights  of  Appraisal

B2Digital is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under Securities and Exchange Act of 1934, as amended, and the Delaware General Corporation Law. No dissenters' rights under the Delaware General Corporation Law are afforded to the company's stockholders as a result of the adoption of these resolutions.

VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

As of October 15, 2004 (the "Record Date"), B2Digital had 151,260,109 shares of common stock issued and outstanding out of 500,000,000 authorized shares of common stock.

Only holders of record of the common stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of common stock was entitled to one vote.

Our Board of Directors approved the increase in the amount of authorized common stock and the establishment of preferred stock on October 15, 2004, and recommended that our Certificate of Incorporation be amended in order to effect the increase in the amount of authorized common stock and authorization of the preferred stock.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 15, 2004 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Each person's address is c/o B2Digital, Inc., 9171 Wilshire Blvd., Suite B, Beverly Hills, CA 90210.



                                                      SHARES BENEFICIALLY OWNED(1)
                                                     -----------------------------
Name and Address of Beneficial Owner                                                Number               Percent
------------------------------------------------------------------- -------------- ------------------------------

Robert C. Russell       President & Chief Executive Officer            Common       27,339,150            18.07%


Marcia A. Pearlstein    Secretary, Interim Chief Financial Officer,    Common       200,000                0.13%
                        Director

Dr. Igor Loginov        Chief Technology  Officer   Director           Common       240,000                0.17%

Total shares held by officers and directors as a group (3 people):                  27,779,150            18.37%

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 15, 2004 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 151,260,109 shares of common stock outstanding on October 15, 2004.


                                 PROPOSAL NO. 1
                AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                        INCREASE AUTHORIZED COMMON STOCK

GENERAL

B2Digital's current Certificate of Incorporation provides for an authorized capitalization consisting of 500,000,000 shares of common stock, $.001 par value per share. As of the record date, there were 151,260,109 shares of common stock outstanding. The Board of Directors believes that it is in the best interest of both the company and its stockholders to increase the authorized shares of common stock from 500,000,000 authorized shares, $.001 par value, to 900,000,000 shares, $.001 par value.

PURPOSE

The Board of Directors believes that this increase might enable the company to raise cash through sales of its common stock or securities convertible into common stock to public and private investors. There are currently no plans to issue out common or preferred stock pursuant to this increase.

EFFECT

The issuance by B2Digital of any additional shares of common stock would dilute the equity interests of the existing holders of the common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of currently authorized shares of common stock.

APPROVAL  REQUIRED

Approval to amend the current Certificate of Incorporation of the company under the Delaware General Corporation Law requires the affirmative vote of the holders of a majority of the voting power of the company.

Section 228 of the Delaware General Corporation Law provides in substance that, unless B2Digital's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the Delaware General Corporation Law, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the company.

In accordance with the Delaware General Corporation Law, the affirmative vote on the Amendment to the Certificate of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Amendment to the Certificate of Incorporation. Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Amendment to the Certificate of Incorporation cannot take effect until 20 days after this Information Statement is sent to the company's stockholders. The Amendment to the Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware which is anticipated to be on or about December 27, 2004, a date which is 20 days after the mailing of this Information Statement. A copy of the proposed Amendment to the Certificate of Incorporation reflecting the increase in common stock is set forth as Exhibit A.

                                 PROPOSAL NO. 2
                AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                  AUTHORIZE 50,000,000 SHARES OF PREFERRED STOCK

GENERAL

B2Digital's current Certificate of Incorporation does not provide for any preferred stock. The Board of Directors believes that it is in the best interest of both the company and its stockholders to authorize 50,000,000 shares of preferred stock, $.001 par value (the "Preferred Stock"). The proposed amendment would authorize the Board of Directors, without any further stockholder action (unless such action is required in a specific case by applicable laws or regulations or by applicable rules of a trading market or stock exchange), to issue from time to time shares of Preferred Stock in one or more series, to determine the number of shares to be included in any series and to fix the designation, voting power, other powers, preferences and rights of the shares of each series and any qualifications, limitations or restrictions of the series.


PURPOSE
In the Board of Directors' opinion, the primary reason for authorizing the Preferred Stock is to provide flexibility for B2Digital's capital structure. The Board of Directors believes that this flexibility is necessary to enable it to tailor the specific terms of a series of Preferred Stock that may be issued to meet market conditions and financing opportunities as they arise, without the expense and delay that would be entailed in calling a stockholders meeting to approve the specific terms of any series of Preferred Stock.

The Preferred Stock may be used by B2Digital for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the company's business and operations. Other purposes could include issuances in connection with the acquisition of other businesses or properties. There are currently no plans to issue out preferred stock as a result of the authorization of Preferred Stock.

EFFECT

It is not possible to state the precise effects of the authorization of the Preferred Stock upon the rights of the holders of B2Digital's common stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of the class as a whole or of any series of the Preferred Stock. Such effects might include:

i. reduction of the amount otherwise available for the payment of dividends on common stock to the extent dividends are payable on any issued Preferred Stock;

ii.  restrictions  on  dividends  on  the  common  stock;

iii. rights of any series or the class of Preferred Stock to vote separately, or to vote with the common stock;

iv. conversion of the Preferred Stock into common stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the common stock, diluting the book value or per share value of the outstanding common stock; and

v. the holders of common stock not being entitled to shares in the company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Stock.

APPROVAL  REQUIRED

Approval to amend the current Certificate of Incorporation of the company under the Delaware General Corporation Law to authorize the Preferred Stock requires the affirmative vote of the holders of a majority of the voting power of the company.

Section 228 of the Delaware General Corporation Law provides in substance that, unless B2Digital's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the Delaware General Corporation Law, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the company.

In accordance with the Delaware General Corporation Law, the affirmative vote on the Amendment to the Certificate of Incorporation to authorize Preferred Stock of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Amendment to the Certificate of Incorporation. Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Amendment to the Certificate of Incorporation cannot take effect until 20 days after this Information Statement is sent to the company's stockholders. The Amendment to the Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware which is anticipated to be on or about December 27, 2004, a date which is 20 days after the mailing of this Information Statement. A copy of the proposed Amendment to the Certificate of Incorporation reflecting the authorization of Preferred Stock is set forth as Exhibit A.





                       By Order of the Board of Directors


                       /s/ Robert Russell
                       ------------------
                       Chairman



                                    Exhibit A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

     B2DIGITAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES  HEREBY  CERTIFY:

     FIRST: That the Board of Directors of said corporation, by the written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of B2Digital, Inc., be amended by changing the Fourth Article thereof so that, as amended, said Article shall be read as follows:

     "4. The total number of shares which the corporation shall have authority to issue is: Nine Hundred Million (900,000,000) shares of common stock, $.001 par value and Fifty Million (50,000,000) shares of preferred stock, $.001 par value (the "Preferred Stock"). The Preferred Stock may be divided into and issued in series. The Board of Directors shall have the authority by resolution, duly adopted from time to time, to divide and issue the Preferred
Stock in series and to fix and determine the voting powers, other powers, designations, preferences, rights, qualifications, limitations and restrictions of any series of Preferred Stock so established."

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective on December 28, 2004.

IN WITNESS WHEREOF, said B2Digital, Inc., has caused this certificate to be signed by Robert Russell, its Chief Executive Officer, this 8th day of December, 2004.


                                        By: /s/ Robert Russell
                                             -----------------
                                        Name: Robert  Russell
                                             ----------------
                                        Title: Chief Executive Officer
                                               -----------------------